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                                                                   Exhibit 10.13

                             ALLTRISTA CORPORATION
                        1993 DEFERRED COMPENSATION PLAN
                           FOR SELECTED KEY EMPLOYEES
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                             ALLTRISTA CORPORATION
                        1993 DEFERRED COMPENSATION PLAN
                           FOR SELECTED KEY EMPLOYEES
                         (Amended on February 1, 2001)


1.   Statement of Purpose

     The purpose of the 1993 Deferred Compensation Plan for Selected Key Employees (the "Plan") is to aid Alltrista Corporation (the "Company") and its subsidiaries in retaining key employees by providing a vehicle for continuation of the 1986 and 1988 Ball Corporation Deferred Compensation Plans which are nonqualified deferred compensation plans of the predecessor company.

2.   Definitions

     2.1.  Beneficiary - "Beneficiary" means the person or persons designated as
           -----------
           such in accordance with Section 8.

     2.2.  Class Year - "Class Year" means the year in respect of which
           ----------
           compensation is deferred under the Plan.

     2.3.  Compensation - "Compensation" means the Participant's compensation
           ------------
           for the Class Year.

     2.4.  Committee - "Committee" (also referred to as the "Executive
           ---------
           Compensation Committee") means the committee appointed by the Board of Directors who will administer the Plan.

     2.5.  Deferral Amount - "Deferral Amount" means the amount of Elective
           ---------------
           Deferred Compensation deferred by the Participant for each Class
           Year.

     2.6.  Deferred Compensation Account - "Deferred Compensation Account" means
           -----------------------------
           the account for each Class Year maintained by the Company for each Participant pursuant to Section 6 that has been established pursuant to the Transfer and Consent Form

     2.7.  Disability - "Disability" means the Participant is receiving benefits
           ----------
           under the long term disability benefit plan sponsored by the Employer or one of its subsidiaries.

     2.8.  Distribution Date - "Distribution Date" means the date on which the
           -----------------
           Employer makes distributions from the Participant's Deferred Compensation Account.

     2.9.  Effective Date - "Effective Date" means January 1, 1993, the date on
           --------------
           which the Plan commences.

     2.10. Election Form - "Election Form" means the form attached to this Plan
           -------------
           and filed with the Executive Compensation Committee of Ball Corporation by the Participant pursuant to participation in the 1986 or 1988 Ball Corporation Deferred

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           Compensation Plans.  The terms and conditions specified in the
           Election Form(s) are incorporated by reference herein and form a part of the Plan.

     2.11. Elective Deferred Compensation - "Elective Deferred Compensation"
           ------------------------------
           means the amount elected to be deferred by an Eligible Employee in his Election Form.

     2.12. Eligible Employee - "Eligible Employee" means those selected key
           -----------------
           employees of the Company who were participants in the 1986 and 1988 Ball Corporation Deferred Compensation Plans and who have been chosen by the Executive Compensation Committee and offered participation in the Plan.

     2.13. Employer - "Employer" means Alltrista Corporation and any of its
           --------
           fifty percent (50%) or more owned subsidiaries.

     2.14. Executive Compensation Committee - "Executive Compensation
           --------------------------------
           Committee" (also referred to as the "Committee") means the committee appointed by the Board of Directors who will administer the Plan.

     2.15. Moody's - "Moody's" means the annual average composite yield on
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           Moody's Seasoned Corporate Bond Yield Index for the twelve (12)
           months ending October 31 immediately preceding the Valuation Date, as determined from Moody's Bond Record published by Moody's Investors Service, Inc. (or any successors thereto), or, if such yield is no longer published, a substantially similar average selected by the Company.

     2.16. Participant - "Participant" means an Eligible Employee participating
           -----------
           in the Plan in accordance with the provisions of Section 4.

     2.17. Substantially Equal Installments - "Substantially Equal
           --------------------------------
           Installments" means a series of annual payments, such that equal payments over the remaining payment period would exactly amortize the Deferred Compensation Account balance as of the Distribution Date if the credited interest rate remained constant at the level credited as of the Valuation Date immediately preceding the Distribution Date for the remainder of the payment period.

     2.18. Termination of Employment - "Termination of Employment" means the
           -------------------------
           termination of a Participant's employment with the Employer for any reason other than Disability.

     2.19. Transfer and Consent Form - "Transfer and Consent Form" means the
           -------------------------
           Transfer and Consent Form attached to this Plan and filed with the Executive Compensation Committee of Alltrista Corporation. The terms and conditions specified in the Transfer and Consent Form are incorporated by reference herein and form a part of the Plan.

     2.20. Valuation Date - "Valuation Date" means the date on which the value
           --------------
           of a Participant's Deferred Compensation Account for each Class Year is determined as provided in Section 6 hereof. Unless and until changed by the Committee, the Valuation Date shall be the last day of each calendar year.

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3.   Administration of the Plan

     The Executive Compensation Committee, by appointment of the Board of Directors of the Company, shall be the sole administrator of the Plan. The Committee shall have full power to formulate additional details and regulations for carrying out this Plan. The Committee shall also be empowered to make any and all of the determinations not herein specifically authorized which may be necessary or desirable for the effective administration of the Plan. Any decision or interpretation of any provision of this Plan adopted by the Committee shall be final and conclusive.

4.   Participation

     Participation in the Plan shall be limited to selected key Eligible Employees who participated in the 1986 or 1988 Ball Corporation Deferred Compensation Plans. Such selected key Eligible Employee upon selection by the Committee may consent to transfer 100 percent of each of his Deferred Compensation Accounts, effective December 31, 1992, or if later, the December 31 of the calendar year preceding the year in which he becomes a selected key Eligible Employee, to this Plan with respect to the dollar value of all his Deferred Compensation Accounts in the 1986 and 1988 Ball Corporation Deferred Compensation Plans.

5.   Vesting of Deferred Compensation Account

     A Participant's interest in his Deferred Compensation Account and interest credited thereto shall vest immediately.

6.   Accounts and Valuations

     6.1.  Deferred Compensation Accounts.  The Committee shall establish and
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           maintain a separate Deferred Compensation Account for each
           Participant for each Class Year in the Ball Corporation 1986 and/or 1988 Plans. Elective Deferred Compensation shall be deemed credited to the Deferred Compensation Account of this Plan as of the close of business on December 31, 1992, or if later, the December 31 of the calendar year preceding the year in which the Participant becomes a selected key Eligible Employee, and no interest shall be earned for that calendar year.

     6.2.  Interest Credited.  Each Deferred Compensation Account of each
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           Participant shall be credited with interest on each Valuation Date, as provided hereinafter, at an annual rate equal to Moody's plus five
           (5) percentage points, except as may otherwise be provided under
           Section 7.5., for calendar years 1993 and beyond.

     6.3.  Timing of Crediting of Interest.  Each Deferred Compensation Account
           -------------------------------
           of each Participant shall be revalued as of each Valuation Date. As of each Valuation Date, the value of each Deferred Compensation Account shall consist of the balance of such Deferred Compensation Account as of the immediately preceding Valuation Date minus the amount of all distributions, if any, made from such Deferred Compensation Account since the preceding Valuation Date, plus interest credited on the net balance after deducting said distributions. Normal benefit distributions

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           (under Section 7.1) made on or before February 15 of the year of payment will be considered to have been made from the account and deducted from the account balance as of January 1 of such year for the purpose of crediting interest under this Section 6.3. Interest on Hardship Benefits distributed will be prorated to the date of distribution for the purpose of crediting interest under this Section 6.3.

7.   Benefits

     7.1.  Normal Benefit
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           a.  A Participant's Deferred Compensation Account shall be paid to the Participant as requested in his Election Form, subject to the terms and conditions set forth in the Plan, including the Election Form. If a Participant elects to receive payment of his Deferred Compensation Account in installments, payments shall be made in Substantially Equal Installments. Unless the Executive Compensation Committee determines otherwise, and subject to the provisions of Section 7.4. as to when payments shall commence, distribution payments, whether lump sum or installment, shall be made on or before the fifteenth (15th) day of February of each year. A Participant may elect different payment schedules for different Class Year Deferred Compensation Accounts.

           b. If a Participant dies before receiving his total Deferred Compensation Account balances, whether or not distributions have earlier commenced, his Beneficiary shall be entitled to the remaining account balances in accordance with the payment elections in the Election Form, except that such payments, if not already commenced, shall commence on or before February 15 next following the date of the Participant's death.

     7.2.  Hardship Benefit.  In the event that the Executive Compensation
           ----------------
           Committee, upon written request of a Participant or Beneficiary of a deceased Participant, determines in its sole discretion, that such person has suffered an unforeseeable financial emergency, the Company shall pay to such person, from the Deferred Compensation Account designated by the Participant or Beneficiary, as soon as practicable following such determination, an amount necessary to meet the emergency, not in excess of the amount of the Deferred Compensation Account. The Deferred Compensation Account of the Participant shall thereafter be reduced to reflect the payment as of the date paid of a Hardship Benefit.

     7.3.  Request to Committee for Delay in Payment.  A Participant shall have
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           no right to modify in any way the schedule for the distribution of amounts from his Deferred Compensation Account which he has specified in his Election Form. However, upon a written request submitted by the Participant to the Committee, the Committee may, in its sole discretion, for each Class Year:

           . Postpone one time the date on which payment shall commence, but not beyond the year in which he will attain age seventy-one (71); and

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           .  At the same time increase the number of installments to a number not to exceed fifteen (15).

           Any such request(s) must be made prior to the earlier of (a) the beginning of the year which the Participant has elected for distributions to commence, or (b) the Termination of Employment.

     7.4.  Date of Payments.  Except as otherwise provided in this plan,
           ----------------
           payments under this Plan shall begin on or before the fifteenth
           (15th) day of February of the calendar year following receipt of notice by the Executive Compensation Committee of an event which entitles a Participant (or Beneficiary) to payments under the Plan, or at such earlier date after receipt of such notice as may be determined by the Executive Compensation Committee.

     7.5.  Termination of Employment Before Age 55.  In the event a Participant
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           has a Termination of Employment prior to his attaining age fifty-five
           (55) (other than by death, for which benefits and/or accounts will be paid in accordance with Section 7.1.b.), then, whether or not distributions have earlier commenced, the Participant's Deferred Compensation Account will be paid to him in a lump sum on or before the fifteenth (15th) day of February in the year following the year in which the Termination of Employment occurred, unless otherwise determined by the Committee. Upon written request of the Participant made within thirty (30) days following Termination of Employment, the Committee may in its sole discretion, determine that, in lieu of a lump sum, payments shall be made to the Participant in not more than five (5) Substantially Equal Installments, commencing on or before such next fifteenth (15th) day of February following the date of Termination of Employment. The interest credited to the Participant's Deferred Compensation Account on the Valuation Date next following the Termination of Employment shall be as provided in Section 6., above. If payments are to be made in installments, the interest rate credited to the Participant's Deferred Compensation Account on all Valuation Dates subsequent to the Valuation Date next following Termination of Employment (and to be considered as the interest rate on such Valuation Date next Following Termination of Employment for the Sole purpose of Calculation Substantially Equal Installments under Section 2.17., above) shall be limited to the daily weighted average borrowing rate paid by the Company during the then calendar year for total borrowing.

     7.6.  Taxes: Withholding.  To the extent required by law, the Company shall
           ------------------
           withhold from payments made hereunder any amount required to be withheld by the federal or any state or local government.

     7.7.  Liquidating Distributions.  Notwithstanding any provisions of the
           -------------------------
           Plan or the Participant's Election Form to the contrary, upon written request for a Liquidating Distribution submitted by the Participant (or Beneficiary) to the Executive Compensation Committee, the Committee may, in its sole discretion, (or, following a Change in Control, the Committee must) pay to the Participant (or

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           Beneficiary) the Participant's (or Beneficiary's) Liquidating
           Distribution Account Balance in a lump sum as soon as practicable (but no later than 60 days) following the request. "Liquidating Distribution" shall mean a distribution requested by the Participant (or Beneficiary following the Death of the Participant) in writing directed to the Committee and specifically referencing this section. If the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Employer, "Liquidating Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the Plan in which the Participant has an undistributed balance, increased by interest credited on the account(s) to the date of distribution from the preceding Valuation Date (based upon the interest rate credited on the preceding Valuation Date), and decreased by a forfeiture penalty equal to six percent (6%) of the value of the Participant's Deferred Compensation Account(s) as of the date of distribution. If the Participant requesting the Liquidating Distribution is, at the time of the request, no longer an active employee of the Employer, or in the case of a request made by a Participant's Beneficiary, "Liquidating Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the Plan in which the Participant (or Beneficiary) has an undistributed balance and all of the Deferred Compensation Accounts under any Comparable Plans maintained by the Employer in which the Participant (or Beneficiary) has an undistributed balance, increased by interest credited on the account(s) to the date of distribution from the preceding Valuation Date (based upon the interest rate credited on the preceding Valuation Date), and decreased by a forfeiture penalty equal to six percent (6%) of the value of the Participant's (or Beneficiary's) Deferred Compensation Account(s) as of the date of distribution. "Comparable Plans" shall mean the Alltrista Corporation 1993 Deferred Compensation Plan, the Alltrista Corporation 1993 Deferred Compensation Plan for Selected Key Employees, and any comparable successor plans so designated by the Committee.

           Notwithstanding any provisions of the Plan to the contrary, if a Participant requests a Liquidating Distribution within sixty (60) days following the effective date of a Change in Control, the Liquidating Distribution Account Balance shall be paid as set forth above except that the forfeiture penalty of six percent (6%) of the value of the Participant's (or Beneficiary's) Deferred Compensation Account(s) as of the date of distribution shall not be applied.

           Notwithstanding any provisions of the Plan or the Participant's Election Form to the contrary, if the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Employer, then the Participant shall, for a period of two (2) Class Years beginning with the Class Year during which the request for Liquidating Distribution is made, be ineligible to participate in the Plan or any Comparable Plans with respect to any Compensation not yet deferred.

           For purposes of this Section, a "Change in Control" shall be deemed to have occurred if:

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           (a) any "Person", which shall mean a "person" as such term is used in
               Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

           (b) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

           (c) the shareholders of the Company approved a merger or consolidation of the Company with any other company, other than
               (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquired 50 percent or more of the combined voting power of the Company's then outstanding securities; or

           (d) the shareholders of the Company approve a plan of complete liquidation of the Company of an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


8.   Beneficiary Designation

     A Participant's Beneficiary or Beneficiaries (both principal and contingent) shall be as designated under the terms of the 1986 and 1988 Ball Corporation Deferred Compensation Plans, unless and until a new beneficiary form is filed with the Committee or the then existing Beneficiary is revoked by divorce.

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     A Participant shall have the right at any time, and from time to time, to designate and/or change or cancel any person, persons, or entity as his Beneficiary or Beneficiaries (both principal and contingent) to whom payment under this Plan shall be paid in the event of his death prior to complete distribution to Participant of the benefits due him under the Plan. Each beneficiary change or cancellation shall become effective only when filed in writing with the Executive Compensation Committee during the Participant's lifetime on a form provided by the Committee.

     The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce of a Participant subsequent to the date of filing of a Beneficiary designation form shall revoke such designation. The spouse of a married Participant domiciled in a community property jurisdiction shall be required to join in any designation of Beneficiary or Beneficiaries other than the spouse in order for the Beneficiary designation to be effective.

     If a Participant fails to designate a Beneficiary as provided above, or, if his beneficiary designation is revoked by divorce, or otherwise, without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the distribution of such benefits shall be made in a lump sum to the Participant's estate.

     If any installment distribution has commenced to a Beneficiary and the Beneficiary dies before receiving all installments, any remaining installments shall be paid in a lump sum to the estate of the Beneficiary.

9.   Amendment and Termination of Plan

     9.1.  Amendment.  The Board of Directors may at any time amend the Plan in
           ---------
           whole or in part, provided, however, that no amendment shall be effective to reduce the value of any Participant's Deferred Compensation Account or to affect the Participant's vested right therein, and, except as provided in 9.2. or 9.3., no amendment shall be effective to decrease the future benefits under the Plan payable to any Participant or Beneficiary with respect to any Elective Deferred Compensation which was deferred prior to the date of the amendment. Written notice of any amendments shall be given promptly to each Participant.

     9.2.  Termination of Plan
           -------------------

           a.  Employer's Right to Terminate.  The Board of Directors may at any
               ------------- ---------------
               time terminate the Plan as to prospective contributions and credits of interest, if it determines in good faith that the economic acceptability of the Plan has been substantially impaired and that the resulting cost to the Company is substantially and unacceptably greater than the cost anticipated at the Effective Date. No such termination of the Plan shall reduce the balance in a Participant's Deferred Compensation Account or affect the Participant's vested right therein.

           b.  Payments Upon Termination of Plan.  Upon termination of the Plan
               ---------------------------------
               under this Section 9.2., Compensation for additional Class Years shall not be deferred under the Plan. With respect to then-existing Deferred

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               Compensation Accounts, the Employer will, depending upon the
               Participant's election at that time: (i) pay to the Participant, in a lump sum, the value of each of his Deferred Compensation Accounts; (ii) continue to defer the Compensation under the Plan, but with the interest rate credited on all future Valuation Dates to be equal to the daily average of the best interest rate available to the Company during the then calendar year for short-term borrowings; or (iii) make such other arrangement as the Committee determines appropriate.

     9.3.  Successors and Mergers, Consolidations or Change in Control. The
           -----------------------------------------------------------
           terms and conditions of this Plan and Election Form shall enure to the benefit of and bind the Company, the Participants, their successors, assigns, and personal representatives. If substantially all of the stock or assets of the Company are acquired by another corporation or entity or if the Company is merged into, or consolidated with, another corporation or entity, then the obligations created hereunder shall be obligations of the acquiror or successor corporation or entity.

10.  Miscellaneous

     10.1. Unsecured General Creditor.  Participants and their beneficiaries,
           --------------------------
           heirs, successors and assigns shall have no legal or equitable rights, interests, or other claims in any property or assets of the Employer, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the policies therefrom owned or which may be acquired by the Company ("policies"). Such policies or other assets shall not be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of such assets and policies shall be and remain general, unpledged, unrestricted assets of the Employer. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     10.2. Obligations to the Employer.  If a Participant becomes entitled to a
           ---------------------------
           distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to the Employer, then the Employer may offset such amounts owing it or an affiliate against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

     10.3. Non-Assignability.  Neither a Participant nor any other person shall
           -----------------
           have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

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     10.4. Employment or Future Eligibility to Participant Not Guaranteed.
           --------------------------------------------------------------
           Nothing contained in this Plan nor any action taken hereunder shall be construed as a contract of employment or as giving an Eligible Employee any right to be retained in the employ of the Employer. Designation as an Eligible Employee may be revoked at anytime by the Executive Compensation Committee with respect to any Compensation not yet deferred.

     10.5. Gender Singular and Plural.  All pronouns and any variations thereof
           --------------------------
           shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

     10.6. Captions.  The captions to the articles, sections, and paragraphs of
           --------
           this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     10.7. Applicable Law.  This Plan shall be governed and construed in
           --------------
           accordance with the laws of the State of Indiana.

     10.8. Validity.  In the event any provision of this Plan is held invalid,
           --------
           void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

     10.9. Notice.  Any notice or filing required or permitted to be given to
           ------
           the Executive Compensation Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

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